UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): January 7, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events.

On January 7, 2014, Synthesis Energy Systems, Inc. issued a press release announcing that, along with its small-scale power collaborators, GE Packaged Power, Inc., ISTROENERGO GROUP, Inc. and TUTEN Ltd, it has signed a letter of intent with Karachi Electric Supply Company, a large electric utility company in Karachi, Pakistan. The letter of intent calls for a feasibility engineering and financial evaluation of a coal gasification power generation project with a capacity between 90 and 200 MW to be constructed near Karachi. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated January 7, 2014 relating to a letter of intent with Karachi Electric Supply Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: January 7, 2014	/s/ Robert Rigdon
Robert Rigdon President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated January 7, 2014 relating to a letter of intent with Karachi Electric Supply Company.